UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2011

WOLVERINE EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-152343
(Commission File Number)

98-0569013
(IRS Employer Identification No.)

4055 McLean Road, Quesnel, British Columbia, Canada V2J 6V5
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (250) 992-6972

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective January 4, 2011, we issued 333,333 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $10,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective March 25, 2011, we issued 333,333 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $10,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective March 29, 2011, we issued 333,333 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $10,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective June 2, 2011, we issued 666,667 shares of our common stock in a private placement at a purchase price of $0.05 raising gross proceeds of $20,000. We have issued all of securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 4, 2011, we issued 833,333 shares of our common stock in a private placement at a purchase price of $0.05 raising gross proceeds of $25,000. We have issued all of securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 8, 2011, we issued 333,333 shares of our common stock in a private placement at a purchase price of $0.05 raising gross proceeds of $10,000. We have issued all of securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 18, 2011, we issued 166,667 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $5,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective August 12, 2011, we issued 400,000 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $12,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective September 2, 2011, we issued 833,333 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $25,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective September 13, 2011, we issued 666,667 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $20,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 19, 2011, we issued 1,166,667 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $35,000. We have issued all of the shares to two non-US persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 26, 2011, we issued 1,000,000 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $30,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective November 7, 2011, we issued 1,366,667 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $41,000. We have issued all of the shares to one non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective November 10, 2011, we issued 100,000 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $3,000. We have issued all of securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective November 17, 2011, we issued 200,000 shares of our common stock in a private placement at a purchase price of $0.03 raising gross proceeds of $6,000. We have issued all of securities to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

10.1	Form of subscription agreement – US Subscribers

10.2	Form of subscription agreement – Non-US Subscribers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE EXPLORATION INC.

/s/ Lee Costerd
Lee Costerd
President

Date: November 23, 2011